STERLING CAPITAL LONG/SHORT EQUITY FUND

SUPPLEMENT DATED OCTOBER 9, 2014 TO THE

STERLING CAPITAL FUNDS CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS

AND INSTITUTIONAL AND CLASS R SHARES PROSPECTUS,

EACH DATED FEBRUARY 1, 2014, AS AMENDED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Funds’ (the “Trust”) Class A, Class B, and Class C Shares Prospectus and Institutional and Class R Shares Prospectus, each dated February 1, 2014, as amended (each, a “Prospectus”):

At a meeting held on August 21, 2014, the Trust’s Board of Trustees (the “Board”) approved the appointment of Emancipation Capital LLC (“Emancipation Capital”) as a sub-adviser to Sterling Capital Long/Short Equity Fund (the “Fund”), effective on or about October 9, 2014. Effective on or about October 9, 2014, a portion of the Fund’s portfolio will be subadvised by Emancipation Capital. Separate portions of the Fund’s assets will continue to be managed by each of three other subadvisors to the Fund – Lucas Capital Management, Highland Capital Healthcare Advisors, L.P. and Gator Capital Management. The Fund’s subadvisory agreement with another subadviser, Sanborn Kilcollin Partners, LLC, was recently terminated. Accordingly, the following changes are made to each Prospectus:

The second paragraph under the section titled “Management – Sub-Advisers and Sub-Adviser Portfolio Managers” is hereby deleted and replaced with the following:

Emancipation Capital LLC (New York, NY)

Portfolio Manager: Charles Frumberg

Since October 2014

The second paragraph under the heading “The Investment Sub-Advisers” is hereby deleted and replaced with the following:

Emancipation Capital is a sub-adviser for the Fund and is located at 825 Third Avenue, 33rd Floor, New York, NY. Emancipation Capital was formed in 2003. As of June 30, 2014, Emancipation Capital had approximately $74.6 million in assets under management.

Under the heading “The Sub-Advisers’ Portfolio Managers,” the paragraph titled “Sanborn Kilcollin” is hereby deleted and replaced with the following:

Emancipation Capital

Charles Frumberg has been the Managing Member of Emancipation Capital since its inception in 2003. He has more than 25 years of investment experience, including has 14 years of analytical, deal and investment experience at various investment banks. Before he founded Emancipation Capital, Mr. Frumberg was Co-Head of Equities at SG Cowen, where he managed a 350-person healthcare and technology sales and research team for four years. He also was on SG Cowen’s merchant and venture banking committees. He previously was at UBS Securities, where he co-headed its global research team and led merchant banking investments in technology. Mr. Frumberg served on the UBS Management Committee for seven years. Mr. Frumberg earned a BS in economics at New York University, graduating with multiple academic honors in 1979. He also attended New York University’s Stern School of Business as part of its BS/MBA program. He has been a member of the board of directors of several public and private companies.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

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STERLING CAPITAL LONG/SHORT EQUITY FUND

SUPPLEMENT DATED OCTOBER 9, 2014 TO THE

STERLING CAPITAL FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2014, AS AMENDED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Funds’ Statement of Additional Information dated February 1, 2014, as amended (the “SAI”):

At a meeting held on August 21, 2014, the Trust’s Board of Trustees (the “Board”) approved the appointment of Emancipation Capital LLC (“Emancipation Capital”) as a sub-adviser to Sterling Capital Long/Short Equity Fund (the “Fund”), effective on or about October 9, 2014. Effective on or about October 9, 2014, a portion of the Fund’s portfolio will be subadvised by Emancipation Capital. Separate portions of the Fund’s assets will continue to be managed by each of three other subadvisors to the Fund – Lucas Capital Management, Highland Capital Healthcare Advisors, L.P. and Gator Capital Management. The Fund’s subadvisory agreement with another subadviser, Sanborn Kilcollin Partners, LLC, was recently terminated. Accordingly, the following changes are made to the SAI:

The paragraph under the heading “CODE OF ETHICS” is deleted in its entirety and replaced with the following:

Sterling Capital Funds, Sterling Capital, Capital Management, Lucas Capital Management, Emancipation Capital, LLC, Highland Capital Healthcare Advisors, L.P. and Gator Capital Management have each adopted a code of ethics (“Codes”) pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions

The second paragraph under the heading “SUB-ADVISERS” is deleted in its entirety and replaced with the following:

Emancipation Capital, LLC (“Emancipation Capital”) is a sub-adviser for the Fund and is located at 825 Third Avenue, 33rd Floor, New York, NY. Emancipation Capital was formed in 2003. As of June 30, 2014, Emancipation Capital had approximately $74.6 million in assets under management.

Under the heading “CONFLICTS OF INTEREST,” the sub-section titled “SANBORN KILCOLLIN” is deleted in its entirety and replaced with the following:

EMANCIPATION CAPITAL

When a conflict of interest arises, Emancipation Capital will endeavor to ensure that the conflict is resolved fairly and in an equitable manner that is consistent with its fiduciary duties to the Fund. Emancipation Capital has in place policies and procedures that it believes are reasonably designed to identify and resolve actual and potential conflicts of interest.

Emancipation Capital and its affiliates are actively engaged in transactions on behalf of accounts and other investment funds that involve the same securities in which the Fund may invest. These other accounts and investment funds may have investment programs and investment objectives similar to or dissimilar from those of the Fund. Emancipation Capital may sell or recommend the sale, and may buy or recommend the purchase, of a particular security for certain but not all accounts or may take different action with regard to the timing or nature of actions taken with respect to the Fund and accordingly, transactions in a particular fund or account, including the Fund, may not be consistent with transactions in other funds or accounts.

Under the heading “PORTFOLIO MANAGER COMPENSATION,” the sub-section titled “SANBORN KILCOLLIN” is deleted in its entirety and replaced with the following:

EMANCIPATION CAPITAL

The portfolio manager is the managing member and primary equity holder in Emancipation Capital. His compensation is driven by the performance of the firm and the fund. The portfolio manager’s total compensation is derived from performance of the firm, including the management fees associated with the fund.

The following row is added each chart titled “NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF SEPTEMBER 30, 2013”:

Charles Frumberg**	Number: 1 Assets: $46,374,825.00	Number: 1 Assets: $28,218,805.00	Number: 0 Assets: N/A

The following row is added to the table titled “Securities Ownership” under the heading “Portfolio Manager Compensation”:

Charles Frumberg*	Long/Short Equity Fund: 0

Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SAI FOR FUTURE REFERENCE

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